UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2024

Apollo Asset Backed Credit Company LLC

(Exact name of registrant as specified in its charter)

Delaware	000-56622	93-3760466
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street, 42nd Floor, New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 515-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Operating Agreement

On June 28, 2024, Apollo Asset Backed Credit Company LLC (the “Company”) entered into an Amended and Restated Operating Agreement (the “A&R Operating Agreement”) with Apollo Manager, LLC (the “Manager”), which amended and restated the Company’s Operating Agreement, dated as of May 3, 2024. The amendment and restatement effects certain changes, including the addition of P-S Shares and P-I Shares (which shares are described further in Item 5.03 of this Current Report on Form 8-K).

The Manager is a wholly-owned subsidiary of Apollo Asset Management, Inc. (together with its subsidiaries, “Apollo”) and an affiliate of the Company.

The foregoing summary description of the A&R Operating Agreement does not purport to be complete and is qualified in its entirety by reference to the A&R Operating Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Dealer Manager Agreement

On June 28, 2024, the Company entered into an Amended and Restated Dealer Manager Agreement (“A&R Dealer Manager Agreement”) with Apollo Global Securities, LLC (the “Dealer Manager”), an affiliate of Apollo and the Company, to account for the authorization and the addition of P-S Shares and P-I Shares (which shares are described further in Item 5.03 of this Current Report on Form 8-K).

The foregoing summary description of the A&R Dealer Manager Agreement does not purport to be complete and is qualified in its entirety by reference to the A&R Dealer Manager Agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On June 28, 2024, the Company issued and sold the following unregistered shares of the Company to third party investors for cash:

Type	Number of Shares Sold	Aggregate Consideration
Series I
A-I Shares	110	$2,750
F-I Shares	110	2,750
F-S Shares	110	2,750
P-I Shares	110	2,750
P-S Shares	110	2,750
Series II
A-I Shares	110	$2,750
F-I Shares	110	2,750
F-S Shares	110	2,750
P-I Shares	110	2,750
P-S Shares	110	2,750

The Company issued such shares for aggregate consideration of $27,500. The offer and sale of the Shares were exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2), including Regulation D (for sales to accredited investors) and/or Regulation S (for sales to non-U.S. investors outside of the United States) thereunder.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

On June 28, 2024, the Company executed its Second Amended and Restated Limited Liability Company Agreement (the “Second A&R LLCA”), which amended and restated the Company’s Amended and Restated Limited Liability Company Agreement, dated as of May 3, 2024.

The amendment and restatement effects certain changes, including the addition of P-S Shares and P-I Shares (together, the “P Shares”), as described in further detail below.

P Shares

P Shares are being offered through June 30, 2025 to clients of certain intermediaries designated in the Company’s sole discretion.

P Shares have equal rights and privileges with the Company’s S Shares, I Shares, F-S Shares, F-I Shares, A-I Shares, A-II Shares and E Shares, except that S Shares, F-S Shares and P-S Shares pay a sales load, may be subject to a dealer manager fee, and pay an annual distribution fee and a shareholder servicing fee; I Shares, F-I Shares, A-I Shares, A-II Shares, E Shares and P-I Shares do not pay a sales load, dealer manager fees or distribution fees or servicing fees; and as compared to the aforementioned share types, P Shares, F-S Shares, F-I Shares, A-I Shares, A-II Shares and E Shares pay a lower or no management fee, as applicable.

P Shares pay a lower management fee rate insofar as P Shares will not be subject to a management fee for the first six months after the initial closing of third-party capital through a P Share intermediary and, thereafter, will be subject to the same management fee as S Shares and I Shares.

Holders of the P Shares are not entitled to nominate, remove or participate in the appointment of directors of the Company.

The foregoing summary description of the Second A&R LLCA does not purport to be complete and is qualified in its entirety by reference to the Second A&R LLCA, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

On June 28, 2024, the Company amended and restated the Share Repurchase Plan (as amended and restated, the “A&R Share Repurchase Plan”) to reflect the addition of P-S Shares and P-I Shares.

The foregoing summary description of the A&R Share Repurchase Plan does not purport to be complete and is qualified in its entirety by reference to the A&R Share Repurchase Plan, a copy of which is included as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Second Amended and Restated Limited Liability Company Agreement

10.1	Amended and Restated Operating Agreement

10.2	Amended and Restated Dealer Manager Agreement

10.3	Amended and Restated Share Repurchase Plan

104	Cover Page Interactive Data File, formatted in Inline XBRL

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO ASSET BACKED CREDIT COMPANY LLC

By:	/s/ Robert Rossitto
Name:	Robert Rossitto
Title:	Chief Financial Officer

Date: July 1, 2024